SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 15, 2000


                              ACCORD VENTURES, INC.
             (Exact name of registrant as specified in its charter)


          Nevada                        0-25493                  98-0199141
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)


        PMB 226 7660 Fay Ave.
         La Jolla, CA 90237                                90237
(Address of Principal Executive Office)                 (Zip Code)


       Registrant's telephone number, including area code (858) 756-6935

                            --------------------------


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    Item 4.  Change in Registrant's Certifying Accountant.

    The registrant has dismissed its former principal accountants, Andersen, Andersen & Strong, effective May 15, 2000 in conjunction with a reorganization.

    During the most recent fiscal year of the registrant and each subsequent interim period preceding May 15, 2000 there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure of any reportable event.

    The reports of the former principal accountants on the financial statements of the registrant for the fiscal year ended June 30, 1999 contained an unqualified opinion with a going concern paragraph.

    The registrant's Board of Directors has approved the decision to change accountants.

    On May 15, 2000 the registrant engaged Squar, Milner Reehl & Williamson, LLP as its principal accountant.

    The following exhibit is being filed with the current report on Form 8-K:

    Letter dated May 15, 2000 from Andersen, Andersen & Strong addressed to the Securities and Exchange Commission pertaining to the statements made by the registrant in response to Item 4 above.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ACCORD VENTURES, INC.



May 15, 2000                           By: /s/ Troy B. Davis
                                           -------------------------------------
                                           Troy B. Davis,
                                           Chief Financial Officer